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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
_________________________________________________________
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Axon Enterprise, Inc.
(Name of Registrant as Specified In Its Charter)
_________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V92314-P46317 AXON ENTERPRISE, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 AXON ENTERPRISE, INC. 2026 Annual Meeting Vote by May 27, 2026 11:59 PM ET You invested in AXON ENTERPRISE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 28, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 14, 2026. The Proxy Statement and Annual Report are available at www.ProxyVote.com. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 28, 2026 1:00 PM Pacific Time Virtually at: www.virtualshareholdermeeting.com/AXON2026

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V92315-P46317 THIS IS NOT A VOTABLE BALLOT This is an overview of more complete proxy materials, which contain important information and are available on the internet or by mail, and the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to access and review the proxy materials and to vote on these important matters. 1. Election of nine directors of the Company named in the proxy statement. Nominees: A. Erika Ayers Badan For B. Adriane Brown For C. Michael Garnreiter For D. Caitlin Kalinowski For E. Todd Morgenfeld For F. Hadi Partovi For G. Graham Smith For H. Patrick Smith For I. Jeri Williams For 2. Proposal No. 2 requests that shareholders vote to approve, on an advisory basis, the compensation of the Company’s named executive officers. For 3. Proposal No. 3 requests that shareholders vote to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2026. For